SIERRA STRATEGIC INCOME FUND

a series of Northern Lights Fund Trust

Class A Shares: SSIZX

Class C Shares: SSICX

Class I Shares: SSIIX

Class R Shares: SSIRX

Class Y Shares: SSIYX

Supplement dated March 14, 2013 to the Prospectus and Statement of Additional Information dated January 29, 2013

The following supersedes any contrary information contained in any current Prospectus or the Fund’s Statement of Additional Information

Effective March 8, 2013, the sale of Class Y Shares of the Sierra Strategic Income Fund (the “Fund”) is suspended.

Accordingly, the following sections of the prospectus have been amended:

References to Class Y Shares.  All references to Class Y shares in the prospectus and SAI are deleted effective as of March 8, 2013.

Suspension of Sales.  Effective immediately, the Fund will no longer accept orders to buy Class Y shares of the Fund from any new investors.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated January 29, 2013, which provide information that you should know about the Fund before investing and should be retained for future reference.  These documents are available upon request and without charge by calling the Fund at 1-866-RETI-FND or 1-866-738-4363.